                     CLASS A, CLASS B AND CLASS C SHARES OF

                         AIM GLOBAL INFRASTRUCTURE FUND

                         Supplement dated June 21, 2000
                   to the Prospectus dated February 28, 2000,
                          as supplemented May 24, 2000

This supplement supersedes and replaces in its entirety the supplement dated May 24, 2000.

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the prospectus:

          "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

          o Claude C. Cody IV, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

          o Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.

          o Meggan M. Walsh, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991."

At a meeting held on May 23-24, 2000, the Board of Trustees of AIM Investment Funds (the "Trust"), on behalf of AIM Global Infrastructure Fund (the "Fund"), voted to request shareholders to approve certain proposals relating to the restructuring of the Fund.

The Fund currently invests all of its investable assets in the Global Infrastructure Portfolio (the "Portfolio"). The Board approved a restructuring of the Fund which will eliminate the Fund's current master-feeder structure and cause the Fund to redeem its interest in the Portfolio. The Portfolio will then be terminated. The Fund's investment strategies will be the same as the Portfolio's current investment strategies. The Fund's portfolio managers will be the current portfolio managers of the Portfolio. The Board is requesting shareholder approval of the following items related to the restructuring:

          - A new advisory agreement between the Trust and A I M Advisors, Inc. ("AIM"). The Board has concluded that the terms of the new advisory agreement are substantially the same as the advisory portion of the current advisory agreement with the Portfolio, except: (1) AIM would directly manage the Fund's investments and would receive an annual fee for the investment advisory services that it provides to the Fund at a rate equal to the combined rate of the fee charged to the Portfolio and the fee charged to the Fund for administrative services; (2) the proposed advisory agreement adds provisions relating to certain functions that would be performed by AIM in connection with the Fund's securities lending program and for which AIM would receive compensation; and (3) the proposed advisory agreement clarifies non-exclusivity provisions that are set forth in the current advisory agreement;

          -         Changing the Fund's fundamental investment restrictions.
                    The proposed revisions to the Fund's fundamental investment restrictions are described in a supplement to the Fund's statement of additional information;

          - Making the Fund's investment objective non-fundamental. The investment objective would not be changed. If the investment objective of the Fund becomes non-fundamental, it can be changed in the future by the Board of Trustees of the Trust without further approval by shareholders.

The Board of Trustees of the Trust has called a meeting of the Fund's shareholders to be held in September 2000 to vote on these and other proposals. Only shareholders of record as of June 23, 2000 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about September 11, 2000.

The Board has also approved a new administrative services agreement between AIM and the Fund. The administrative and accounting services to be provided to the Fund are substantially the same services that AIM provides to the Portfolio and the Fund under the current agreements.